UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2007

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                  000-50908                    20-1195343
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)             Identification No.)

             461 Fifth Avenue, 25th Floor, New York, New York 10017
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (212) 644-3450


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Vessel Sale Agreement

      On March 23, 2007, Grand River Navigation Company, Inc. ("Grand River"), an indirect wholly-owned subsidiary of the Registrant, entered into a Vessel Sale Agreement (the "Sale Agreement") with Lake Service Shipping Co ("Lake Service"), an unaffiliated third party, pursuant to which Grand River purchased the M/V MANISTEE, a self-unloading bulk carrier, on an "as-is" basis, for a purchase price of $2,200,000. Grand River had previously operated the MANISTEE under a chartering agreement with Lake Service.

      A copy of the Sale Agreement is attached hereto as exhibit 10.1 and is incorporated by reference herein.

      Amendment to Credit Agreement

      On March 23, 2007, Lower Lakes Towing Ltd. ("Lower Lakes"), Lower Lakes Transportation Company ("LLTC"), Grand River and Rand LL Holdings Corporation, each subsidiaries of the Registrant, entered into a Third Amendment (the "Amendment") to the Credit Agreement, dated March 3, 2006, with General Electric Capital Corporation, as Agent and a lender, and GE Canada Finance Holding Company, as a lender , and certain of each such party's affiliates (the "Credit Agreement"). See Item 2.03 for a description of additional terms of the Amendment.

      A copy of the Amendment is attached as exhibit 10.2 and is incorporated by reference herein.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      The information contained in Item 1.01 under the heading "Vessel Sale Agreement" is incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      Under the Amendment, among other things, (i) the US Term Loan facility provided to LLTC and Grand River has been increased by $2,200,000 to $6,200,000,
(ii) the interest rate for overall U.S. and Canadian borrowing has been reduced by 50 basis points (0.50%) and (iii) the quarterly principal installment payments applicable to the US term loan borrowings have been increased by $66,000.

ITEM 8.01. OTHER EVENTS.

      On March 26, 2007, the Registrant issued a press release announcing certain of the transactions described in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

10.1      Vessel Sale Agreement, dated as of March 23, 2007

10.2      3rd Amendment to Credit Agreement, dated as of March 23, 2007

99.1      Press Release, dated March 26, 2007

Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RAND LOGISTICS, INC.


Date: March 26, 2007                      By: /s/ Laurence S. Levy
                                              ----------------------------------
                                          Name: Laurence S. Levy
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer